                                                                    EXHIBIT 99.5


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 23, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF EXISTING PREFERRED STOCK MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.


                        CLARK MATERIAL HANDLING COMPANY

                             LETTER OF TRANSMITTAL

                13% Senior Exchangeable Preferred Stock Due 2007

                  TO: UNITED STATES TRUST COMPANY OF NEW YORK,
                               THE EXCHANGE AGENT


By Registered or Certified Mail:            By Overnight Courier or By Hand  After 4:30 PM on the Expiration Date Only:
United States Trust Company of New York     United States Trust Company of New York
P.O. Box 844                                770 Broadway, 13th Floor
Cooper Station                              New York, New York 10003
New York, New York 10276-0844               Attn: Corporate Trust Services
Attn: Corporate Trust Services
By Hand Up to 4:30 PM:                      By Facsimile:
United States Trust Company of New York     United States Trust Company of New York
111 Broadway, Lower Level                   (212) 780-0582
New York, New York 10003                    Attn: Corporate Trust Services
Corporate Trust Services
                                            Confirm by telephone:
                                            (800) 548-6565


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW PREFERRED STOCK FOR THEIR EXISTING PREFERRED STOCK PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR EXISTING PREFERRED STOCK TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.


     The undersigned acknowledges receipt of the Prospectus dated September 18, 1998 (the "Prospectus") of CLARK MATERIAL HANDLING COMPANY (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's Offer to Exchange (the "Exchange Offer") $1,000 liquidation preference amount of its 13% Senior Exchangeable Series B Preferred Stock due 2007 (the "New Preferred Stock"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 liquidation preference amount of its outstanding 13% Senior Exchangeable Series A Preferred Stock due 2007 (the "Existing Preferred Stock"), of which $20,000,000 principal amount is outstanding, upon the terms and conditions set forth in the Prospectus. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     For each Existing Preferred Stock certificate accepted for exchange, the holder of such Existing Preferred Stock will receive a New Preferred Stock certificate having a liquidation preference amount equal to that of the surrendered Existing Preferred Stock certificate. Dividends on the New Preferred Stock will accrue from the last dividend payment date on which dividends were paid on the Existing Preferred Stock surrendered in exchange therefor or, if no dividends have been paid on the Existing Preferred Stock, from the date of original issue of the Existing Preferred Stock. Holders of Existing Preferred Stock accepted for exchange will be deemed to have waived the right to receive any other payments or accrued dividends on the Existing Preferred Stock. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify holders of the Existing Preferred Stock of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by Holders if: (i) certificates representing Existing Preferred Stock are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Existing Preferred Stock is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Existing Preferred Stock or (iii) tender of Existing Preferred Stock is to be made according to the guaranteed delivery procedures set forth in the prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Existing Preferred Stock is registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder; or (ii) whose Existing Preferred Stock is held of record by DTC who desires to deliver such Existing Preferred Stock by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 10 herein.

                 HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER
          AND TENDER THEIR EXISTING PREFERRED STOCK MUST COMPLETE THIS
                     LETTER OF TRANSMITTAL IN ITS ENTIRETY.
                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW
--------------------------------------------------------------------------------
DESCRIPTION OF 13% SENIOR EXCHANGEABLE PREFERRED STOCK DUE 2007 (EXISTING PREFERRED STOCK)

------------------------------------------------------------------------------------------------------------------------------
                                                                   AGGREGATE LIQUIDATION PREFERENCE  LIQUIDATION PREFERENCE AMOUNT
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)      CERTIFICATE    AMOUNT REPRESENTED BY             TENDERED (IF LESS THAN
         (PLEASE FILL IN, IF BLANK)                   NUMBER(S)*        CERTIFICATE(S)                     ALL)**
------------------------------------------------------------------------------------------------------------------------------
                                                     --------------------------------------------------------------------------
                                                     --------------------------------------------------------------------------
                                                     --------------------------------------------------------------------------
                                                     --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by Holders tendering by book-entry transfer.

 ** Unless indicated in the column labeled "Liquidation Preference Amount
    Tendered," any tendering Holder of Existing Preferred Stock will be deemed to have tendered the entire aggregate Liquidation Preference amount represented by the column labeled "Aggregate Liquidation Preference Represented by Certificate(s)." If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

        To be completed ONLY if certificates for Existing Preferred Stock in a liquidation preference amount not tendered or not accepted for exchange, or New Preferred Stock issued in exchange for Existing Preferred Stock accepted for exchange, are to be issued in the name of someone other than the undersigned, or if the Existing Preferred Stock tendered by book-entry transfer that are not accepted for exchange are to be credited to an account maintained by DTC.

   Issue certificate(s) to:

   Name:
   ---------------------------------------------------

   Address:
   -------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                             (TAX IDENTIFICATION OR
                              SOCIAL SECURITY NO.)
          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)


        To be completed ONLY if certificates for Existing Preferred Stock in a liquidation preference amount not tendered or not accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.


   Mail to:

   Name:
   ---------------------------------------------------

   Address:
   -------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                             (TAX IDENTIFICATION OR
                              SOCIAL SECURITY NO.)

          ------------------------------------------------------------

[ ] CHECK HERE IF TENDERED EXISTING PREFERRED STOCK ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE
    FOLLOWING:

   Name of Tendering Institution:

   -----------------------------------------------------------------------------

   DTC Book-Entry Account No.:

   -----------------------------------------------------------------------------

   Transaction Code No.:

   -----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED EXISTING PREFERRED STOCK ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s):

   -----------------------------------------------------------------------------

   Window Ticket Number (if any):

   -----------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:

   -----------------------------------------------------------------

   IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

   Account Number:  ---------------------------  Transaction Code Number:    ---------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name:

  -----------------------------------------------------------------------------

   Address:

   -----------------------------------------------------------------------------

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the liquidation preference amount of Existing Preferred Stock indicated above. Subject to and effective upon the acceptance for exchange of the liquidation preference amount of Existing Preferred Stock tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Existing Preferred Stock tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Registrar and Transfer Agent for the Existing Preferred Stock and New Preferred Stock) with respect to the tendered Existing Preferred Stock with full power of substitution to (i) deliver certificates for such Existing Preferred Stock to the Company, or transfer ownership of such Existing Preferred Stock on the account books maintained by DTC and deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Company and (ii) present such Existing Preferred Stock for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Existing Preferred Stock, all in accordance with the terms and subject to the conditions of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Preferred Stock tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby further represents that any New Preferred Stock acquired in exchange for Existing Preferred Stock tendered hereby will have been acquired in the ordinary course of business of the Holder receiving such New Preferred Stock, whether or not such person is the Holder, that neither the Holder nor any such other person has any arrangement or understanding with any person to participate in the distribution of such New Preferred Stock within the meaning of the Securities Act of 1993, as amended, and that neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or any of its subsidiaries.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the New Preferred Stock issued in exchange for the Existing Preferred Stock pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Preferred Stock is acquired in the ordinary course of such holders' business, such holders are not engaging in and do not intend to engage in a distribution of the New Preferred Stock and such holders have no arrangements with any person to participate in the distribution of such New Preferred Stock. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Preferred Stock. If the undersigned is a broker-dealer that will receive New Preferred Stock for its own account in exchange for Existing Preferred Stock that were acquired as a result of market-making activities or other trading activities it acknowledges that it will deliver a prospectus in connection with any resale of such New Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned also acknowledges and agrees that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purposes of distributing the New Preferred Stock must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction of the New Preferred Stock acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters. The undersigned understands that a secondary resale transaction described in the previous sentence and any resale of New Preferred Stock obtained by such holder or other person in exchange for Existing Preferred Stock acquired by such holder or other person directly from the Company should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Existing Preferred Stock tendered hereby. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns, trustees in bankruptcy or other legal representatives of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offers -- Withdrawal Rights" section of the Prospectus.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Existing Preferred Stock when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

     If any tendered Existing Preferred Stock are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Existing Preferred Stock will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.


     The undersigned understands that tenders of Existing Preferred Stock pursuant to the procedures described under the caption "The Exchange Offers -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Payment Instructions," please issue the certificates representing the New Preferred Stock issued in exchange for the Existing Preferred Stock accepted for exchange and return any Existing Preferred Stock not tendered or not exchanged in the name(s) of the undersigned (or in either such event in the case of the Existing Preferred Stock tendered through DTC, by credit to the undersigned's account, at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Preferred Stock issued in exchange for the Existing Preferred Stock accepted for exchange and any certificates for Existing Preferred Stock not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Preferred Stock issued in exchange for the Existing Preferred Stock accepted for exchange and return any Existing Preferred Stock not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Existing Preferred Stock from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Existing Preferred Stock so tendered.

     Holders of Existing Preferred Stock who wish to tender their Existing Preferred Stock and (i) whose Existing Preferred Stock is not immediately available or (ii) who cannot deliver their Existing Preferred Stock, this Letter of Transmittal or any other documents required hereby to the Exchange Agent, or cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may tender their Existing Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offers -- Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of the Letter of Transmittal printed below.

                        PLEASE SIGN HERE WHETHER OR NOT
              EXISTING PREFERRED STOCK ARE BEING PHYSICALLY TENDERED HEREBY

X ___________________________________________________                Date _____________________________

X ___________________________________________________                Date _____________________________
              Signature(s) of Registered Holder(s)
                    Or Authorized Signatory

Area Code and Telephone Number: ___________________________________________

     The above lines must be signed by the registered Holder(s) of Existing Preferred Stock as their name(s) appear(s) on the Existing Preferred Stock Certificates or, if the Existing Preferred Stock is tendered by a participant in DTC, as such participant's name appears on a security position listing as the owner of Existing Preferred Stock, or by person(s) authorized to become registered Holder(s) by a properly completed stock power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Existing Preferred Stock to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority to act. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

Name(s): ______________________________________________________________________
                                 (Please Print)

Capacity:______________________________________________________________________

Address: ______________________________________________________________________
                               (Include Zip Code)

        Signature(s) Guaranteed by an Eligible Institution:
        (If required by Instruction 4)

_______________________________________________________________________________
                             (Authorized Signature)

_______________________________________________________________________________
                                    (Title)

_______________________________________________________________________________
                                 (Name of Firm)

        Dated: ______________________________

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER AND EXISTING PREFERRED STOCK; GUARANTEED DELIVERY PROCEDURES. This Letter is to be completed by stockholders, either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offers--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Existing Preferred Stock, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Existing Preferred Stock tendered hereby must be in denominations of principal amount of maturity of $1,000 and any integral multiple thereof.

     Stockholders whose certificates for Existing Preferred Stock are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Existing Preferred Stock pursuant to the guaranteed delivery procedures set forth in "The Exchange Offers--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined in Instruction 4 below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Existing Preferred Stock and the amount of Existing Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Existing Preferred Stock, or a Book-Entry Confirmation, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Existing Preferred Stock, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Existing Preferred Stock and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Existing Preferred Stock is sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit the delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offers" section in the Prospectus.

     2. TENDER BY HOLDER. Only a holder of Existing Preferred Stock may tender such Existing Preferred Stock in the Exchange Offer. Any beneficial holder of Existing Preferred Stock who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter on his or her behalf or must, prior to completing and executing this Letter and delivering his or her Existing Preferred Stock, either make appropriate arrangements to register ownership of the Existing Preferred Stock in such holder's name or obtain a properly completed stock power form the registered holder.

     3. PARTIAL TENDERS. Tenders of Existing Preferred Stock will be accepted only in integral multiples of $1,000. If less than the entire liquidation preference amount of any Existing Preferred Stock Certificate is tendered, the tendering holder should fill in the liquidation preference amount tendered in the fourth column of the box entitled "Description of 13% Senior Exchangeable Preferred Stock due 2007 (Existing Preferred Stock)" above. The entire liquidation preference amount of Existing Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire liquidation preference amount of all Existing Preferred Stock is not tendered, then Existing Preferred Stock for the liquidation preference amount of Existing Preferred Stock not tendered and a certificate or certificates representing New Preferred Stock issued in exchange for any Existing Preferred Stock accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter promptly after the Existing Preferred Stock are accepted for exchange.

     4. SIGNATURES ON THIS LETTER; POWERS OF ATTORNEY AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the registered holder of the Existing Preferred Stock tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

 If any tendered Existing Preferred Stock are owned of record by two or more joint owners, all such owners must sign this Letter.

 If any tendered Existing Preferred Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

 When this Letter is signed by the registered holder or holders of the Existing Preferred Stock specified herein and tendered hereby, no endorsements of certificates or separate powers of attorney are required. If, however, the New Preferred Stock is to be issued, or any untendered Existing Preferred Stock is to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate powers of attorney are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names on the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Existing Preferred Stock or signatures on powers of attorney required by this Instruction 4 must be guaranteed by a firm which is a participant in a recognized signature guarantee medallion program ("Eligible Institutions").

     Signatures on this Letter must be guaranteed by an Eligible Institution unless the Existing Preferred Stock is tendered (i) by a registered holder of Existing Preferred Stock (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Existing Preferred Stock) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

     5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box or boxes, the name and address to which New Preferred Stock or substitute Existing Preferred Stock for liquidation preference amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of Existing Preferred Stock through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Stockholders tendering Existing Preferred Stock by book-entry transfer may request that Existing Preferred Stock not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder may designate hereon. If no such instructions are given, such Existing Preferred Stock not exchanged will be returned to the name and address of the person signing this Letter.

     6. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose offered Existing Preferred Stock is accepted for exchange must provide the Company (as payer) with his, her or its correct Taxpayer Identification Number ("TIN"), which, in the case of an exchanging holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"), and payments made with respect to Existing Preferred Stock purchased pursuant to the Exchange Offer may be subject to backup withholding at a 31% rate. If withholding results in an overpayment of taxes, a refund may be obtained. Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

 To prevent backup withholding, each exchanging holder must provide his, her or its correct TIN by completing the Substitute Form W-9 enclosed herewith, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the holder that he, she or it is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the Existing Preferred Stock is in more than one name or are not in the name of the actual owner, consult the Substitute Form W-9 for information on which TIN to report. If you do not provide your TIN to the Company within 60 days, backup withholding will begin and continue until you furnish your TIN to the Company.

     7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Existing Preferred Stock pursuant to the Exchange Offer. If, however, certificates representing New Preferred Stock or Existing Preferred Stock for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Existing Preferred Stock tendered hereby, or if tendered Existing Preferred Stock is registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of Existing Preferred Stock pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Existing Preferred Stock listed in this Letter.

     8. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Existing Preferred Stock tendered.

     9. NO CONDITIONAL TRANSFERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Preferred Stock, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Existing Preferred Stock for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Preferred Stock nor shall any of them incur any liability for failure to give any such notice.

     10. MUTILATED, LOST, STOLEN OR DESTROYED EXISTING NOTES. Any tendering holder whose Existing Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance for additional copies of the Prospectus, this Letter and the Notice of Guaranteed Delivery may be directed to the Exchange Agent at the address specified in the Prospectus.

                       (DO NOT WRITE IN THE SPACE BELOW)

                          EXISTING               EXISTING
   CERTIFICATE         PREFERRED STOCK       PREFERRED STOCK
   SURRENDERED            TENDERED               ACCEPTED
------------------    ------------------    ------------------
------------------    ------------------    ------------------
------------------    ------------------    ------------------
------------------    ------------------    ------------------

                              Delivery Prepared by
                           --------------- Checked By
                              --------------- Date
                                ---------------

----------------------------------------------------------------------------------------------------------
PAYER'S NAME: CLARK MATERIAL HANDLING COMPANY
----------------------------------------------------------------------------------------------------------

                               Name (if joint names, list first and circle the name of the person or
 SUBSTITUTE                    entity whose number you enter in Part 1 below. See instructions if your
 FORM W-9                      name has changed.)
 DEPARTMENT OF THE TREASURY    ---------------------------------------------------------------------------
 INTERNAL REVENUE SERVICE      Address
 PAYER'S REQUEST FOR TIN       ---------------------------------------------------------------------------
                               City, state and ZIP code
                              ---------------------------------------------------------------------------
                               List account number(s) here (optional)
                               ---------------------------------------------------------------------------
                              ----------------------------------------------------------------------------
                               Part 1--PLEASE PROVIDE YOUR TAXPAYER         Social security number
                               IDENTIFICATION NUMBER ("TIN") IN THE BOX AT  or TIN
                               RIGHT AND CERTIFY BY SIGNING AND DATING      ------------------------------
                               BELOW.
                              ----------------------------------------------------------------------------
                               Part 2--Check the box if you are NOT subject to backup withholding under the provisions of section 3408(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or
                               (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.
                               CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE
                               INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
                              ----------------------------------------------------------------------------
                               Signature  _________________  Date           PART 3--AWAITING TIN [ ]
----------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER OR SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------------------
                                      GIVE THE
           FOR THIS TYPE OF ACCOUNT:  SOCIAL SECURITY
                                      NUMBER OF--
---------------------------------------------------------

  1. An individual's account          The individual
  2. Two or more individuals          The actual owner of
     (joint account)                  the account or, if
                                      combined funds, any
                                      one of the
                                      individuals(1)
  3. Husband and wife                 The actual owner of
     (joint account)                  the account or, if
                                      joint funds, either
                                      person(1)
  4. Custodian account of a minor     The minor(2)
     (Uniform Gift to Minors Act)
  5. Adult and minor                  The adult or, if
     (joint account)                  the minor is the
                                      only contributor,
                                      the minor(1)
  6. Account in the name of guardian  The ward, minor, or
     or committee for a designated    incompetent
     ward, minor, or incompetent      person(3)
     person
  7. a. The usual revocable savings   The grantor-
        trust account (grantor is     trustee(1)
        also trustee)
     b. So-called trust account that  The actual owner(1)
        is not a legal or valid
        trust under State law
  8. Sole proprietorship account      The Owner(4)
---------------------------------------------------------

---------------------------------------------------------
                                      GIVE THE EMPLOYER
           FOR THIS TYPE OF ACCOUNT:  IDENTIFICATION
                                      NUMBER OF--
---------------------------------------------------------
  9. A valid trust, estate, or        Legal entity (Do
     pension trust                    not furnish the
                                      identifying number
                                      of the personal
                                      representative or
                                      trustee unless the
                                      legal entity itself
                                      is not designated
                                      in the account
                                      title.)(5)
 10. Corporate account                The corporation
 11. Religious, charitable, or        The organization
     educational organization
     account
 12. Partnership account held in the  The partnership
     name of the business
 13. Association, club, or other      The organization
     tax-exempt organization
 15. Account with the Department of   The public entity
     Agriculture in the name of a
     public entity (such as a State
     or local government, school
     district, or prison) that
     receives agricultural program
     payments
---------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
    - A corporation.
    - A financial institution.
    - An organization exempt from tax under section 501(a), or an individual retirement plan.
    - The United States or any agency or instrumentality thereof.
    - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
    - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
    - An international organization or any agency, or instrumentality thereof.
    - A registered dealer in securities or commodities registered in the U.S. Or a possession of the U.S.
    - A real estate investment trust.
    - A common trust fund operated by a bank under section 584(a).
    - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
    - An entity registered at all times under the Investment Company Act of 1940.
    - A foreign central bank of issue.
    Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
    - Payments to nonresident aliens subject to withholding under section 1941.
    - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
    - Payments of patronage dividends where the amount received is not paid n money.
    - Payments made by certain foreign organizations.
    - Payments made to a nominee.
    Payments of interest not generally subject to backup withholding include the following:
    - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and in paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
    - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
    - Payments described in section 6049(b)(5) to non-resident aliens.
    - Payments on tax-free covenant bonds under section 1451.
    - Payments made by certain foreign organizations.
    - Payments made to a nominee.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

    Certain payments other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give tax-payer identification numbers to payers who must report for payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1994, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.
(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

 FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE
                                    SERVICE.